Exhibit 99.1

Solid Power Announces CEO Transition

–	Douglas Campbell to Retire as CEO

–	Company’s Chair and President David Jansen to Serve as Interim CEO

LOUISVILLE, Colo., November 29, 2022 – Solid Power, Inc. (“Solid Power”) (Nasdaq: SLDP), an industry-leading developer of all-solid-state battery cells for electric vehicles, today announced that Douglas Campbell has decided to retire from his role as Chief Executive Officer and a member of the Board of Directors, effective immediately. The Solid Power Board has appointed David Jansen, the company’s Chair and President, as Interim Chief Executive Officer.

Solid Power’s Board of Directors has commenced a comprehensive search process to identify a permanent CEO with the assistance of a leading, independent executive search firm and will consider internal and external candidates.

“Since co-founding Solid Power in 2011, Doug has served as a passionate entrepreneur, beginning with the company’s earliest stages as a spin-off from the University of Colorado,” said John Stephens, Lead Independent Director. “He oversaw the company during key inflection points, including the initial research and development of the company’s battery technologies, securing key partnerships with governmental agencies and industry-leading automotive manufacturers, and its successful de-SPAC transaction in 2021. On behalf of the Board of Directors, I want to thank Doug for all he has done for Solid Power.”

Mr. Stephens continued, “As we enter the next phase in our evolution and build on our momentum as a newly public company, Doug and the Board decided that now is the right time to identify a new leader who will drive our product development and commercialization capabilities. As the Board conducts its search, we are very fortunate to have someone with Dave’s leadership experience within Solid Power who can seamlessly serve in an interim capacity. Dave was instrumental in building Solid Power’s strong executive team, who will continue to lead Solid Power and work to deliver long-term growth and value for all stakeholders.”

“It has been an honor to serve as Solid Power’s CEO since co-founding the company, and I am incredibly proud of everything our team has accomplished over the last decade,” said Mr. Campbell. “We’ve made significant progress towards achieving our goal of creating safer, higher energy and lower cost batteries. While I am moving on to my next chapter to spend more time with my family in Albuquerque and to pursue community and philanthropic interests, I remain as confident as ever in the future of Solid Power. I look forward to continuing as a significant shareholder of the company for years to come and watching the growth and progress that I know the talented team at Solid Power will continue to make.”

Dave Jansen said, “First, I would like to thank Doug for his service as CEO for the past 11 years and wish him well. Solid Power is at an important point in its journey and this is an exciting time to take on the role of interim CEO. I’ve had the privilege of witnessing Solid Power’s extraordinary growth since its inception, and I believe we are well positioned to continue advancing our short- and long-term objectives. Solid Power has the right team in place, and I look forward to continuing to work closely with the Board and executive team.”

About David Jansen

David Jansen has served as Solid Power’s President since February 2017 and as a member of the Board of Directors since March 2014 and was an advisor to the company since its inception. He has held various leadership roles, having previously served as a Managing Partner of Murphree Colorado, a small business venture capital fund, from 2002 to 2010. From 2005 to 2009, he served as the President and Chief Executive Officer of Advanced Distributed Sensor Systems, which developed and manufactured remote sensors for intelligence, surveillance and reconnaissance applications. He has also served on a variety of boards and has been involved with helping startups from formation to exit. Mr. Jansen has a B.S. in Electrical Engineering from the University of Arizona.

About Solid Power, Inc.

Solid Power is an industry-leading developer of all-solid-state rechargeable battery cells for electric vehicles and mobile power markets. Solid Power replaces the flammable liquid electrolyte in a conventional lithium-ion battery with a proprietary sulfide-based solid electrolyte. As a result, Solid Power's all-solid-state battery cells are expected to be safer and more stable across a broad temperature range, provide an increase in energy density compared to the best available rechargeable battery cells, enable less expensive, more energy-dense battery pack designs and be compatible with traditional lithium-ion manufacturing processes. For more information, visit http://www.solidpowerbattery.com/.

Forward Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2022, future financial performance and our strategy, expansion plans, market opportunity, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management, expectations regarding management transitions and expectations regarding the impact of the COVID-19 pandemic on our business and industry. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and to do so in advance of the development of competing technologies; (ii) risks relating to the non-exclusive nature of our original equipment manufacturers and joint development agreement relationships; (iii) our ability to negotiate and execute supply agreements with our partners on commercially reasonable terms; (iv) our ability to protect our intellectual property, including in jurisdictions outside of the United States; (v) broad market adoption of electric vehicles and other technologies where we are able to deploy our all-solid-state batteries, if developed successfully; (vi) our success in retaining or recruiting, or changes required in, our officers, key employees, including technicians and engineers, or directors; (vii) risks and potential disruptions related to management transitions; (viii) changes in applicable laws or regulations; (ix) risks related to technology systems and security breaches; (x) the possibility that COVID-19 or a future pandemic may adversely affect our results of operations, financial position and cash flows; (xi) the possibility that we may be adversely affected by other economic, business or competitive factors, including supply chain interruptions, and may not be able to manage other risks and uncertainties; (xii) risks relating to our status as an early stage company with a history of financial losses, and an expectation to incur significant expenses and continuing losses for the foreseeable future; (xiii) rollout of our business plan and the timing of expected business milestones; (xiv) the termination or reduction of government clean energy and electric vehicle incentives; (xv) delays in the construction and operation of production facilities; and (v) changes in domestic and foreign business, market, financial, political and legal conditions. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” section of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by Solid Power from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Contact Information

Kevin Paprzycki

Chief Financial Officer

1 (800) 799-7380

investors@solidpowerbattery.com

Joele Frank, Wilkinson Brimmer Katcher

Kelly Sullivan / Nicholas Lamplough / Viveca Tress

1 (212) 355-4449